Amendment and Extension dated as of April 25, 1997 of Agreement ("Consulting Agreement") dated January 1, 1995, as heretofore amended, between Dr. Charles McClelland ("McClelland") with an office at 3810 May Court, Palo Alto, California 94303 and Balchem Corporation ("Balchem") with executive offices at Slate Hill, New York 10973.

                  WHEREAS, the services of McClelland under the Consulting Agreement will Cease at the end of 1997 in accordance with its terms; and

                  WHEREAS, Balchem is desirous of continuing to obtain the consulting services of McClelland, as provided in the Agreement, for the additional three-year period 1998-2000; and

                  WHEREAS, McClelland is willing to perform such services for the consideration set forth herein;

                  NOW THEREFORE, the parties agree as follows:

                  1. McClelland shall continue to perform for Balchem the consulting services as described in paragraph 1 of the Consulting Agreement in the three-year period 1996-2000, unless the Consulting Agreement is sooner terminated as provided in paragraph 3.

                  2. In consideration of McClelland's entering into this amendment and performing such additional consulting services, Balchem hereby grants to McClelland the further option (the "Additional Option") to acquire during the ten-year period ending April 30, 2007, for investment for his own account, and not for, or with a view to the distribution thereof, up to 7,500 shares of common stock, $.06 2/3 par value of Balchem, at an exercise price of $10.125 per share as follows:

                  a. Up to 2,500 shares, from and after completion of the furnishing by McClelland of all required consulting services during the year ending December 31, 1998, exercisable from such completion until April 30, 2007;

                  b. Up to 2,500 additional shares from and after completion of the furnishing by McClelland of all required consulting services during the two years ending December 31, 1999, exercisable from such completion until April 30, 2007; and

                  c. up to 2,500 additional shares from and after completion of the furnishing by McClelland of all required consulting services during the three-year period


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
                           ending December 31, 2000, exercisable from such completion until April 30, 2007.

                  3. The provisions relating to the Option in the Agreement shall apply to the Additional Option, including without limiting the generality thereof, McClelland's right to elect to hold any shares acquired by exercise of the Additional Option as joint tenants with his wife, the effect on the Additional Option of McClelland's death, the manner of exercising the Additional Option, the legending of share certificates to be issued upon exercise of the Additional Option, the adjustments in shares of splits, stock dividends, recapitalization, and the limitations on the Additional Option's transferability.

                  4. Balchem shall use its best efforts to cause a Registration Statement on Form S-8 to become effective with respect to all of the shares of Balchem common stock which may be issued pursuant to the options granted to McClelland under the Consulting Agreement as hereby amended. If such a Registration Statement becomes effective, and continues to be effective, the certificates evidencing such shares shall not bear any restrictive legend.

                  5. Except as herein set forth, the Consulting Agreement shall continue in full force and effect.

                  Executed as of the day and year first above written

                                                         /s/ Charles McClelland
                                                         ----------------------
                                                         Charles McClelland

                                                         BALCHEM CORPORATION

                                                     By: /s/ Raymond Reber
                                                         -----------------
                                                         President



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